Exhibit 99.1

PRESS RELEASE

Shareholders Approve the Proposed Acquisition of Inphi Corporation

Shareholders Approve Marvell’s Reorganization of the Combined Company into Delaware

Santa Clara, California, April 15, 2021 – Marvell Technology Group Ltd. (NASDAQ: MRVL) (“Marvell”) announced that its shareholders have voted to approve the previously announced proposed acquisition of Inphi Corporation, Inc. (NASDAQ: IPHI) and also Marvell’s proposal to reorganize so that the combined company will be domiciled in the United States. In a preliminary count of the voting results from today’s meeting of shareholders, more than 99 percent of votes represented in person or by proxy were voted in favor of approving these proposals. At a meeting held today prior to the Marvell shareholder vote, Inphi Corporation shareholders voted to approve the merger with Marvell. Marvell expects the transaction to close on or around April 20, 2021, subject to customary closing conditions.

The final voting results on all agenda items for each company’s special meeting will be disclosed in separate Current Reports on Form 8-K to be filed with the Securities and Exchange Commission.

About Marvell

To deliver the data infrastructure technology that connects the world, we’re building solutions on the most powerful foundation: our partnerships with our customers. Trusted by the world’s leading technology companies for 25 years, we move, store, process and secure the world’s data with semiconductor solutions designed for our customers’ current needs and future ambitions. Through a process of deep collaboration and transparency, we’re ultimately changing the way tomorrow’s enterprise, cloud, automotive, and carrier architectures transform—for the better.

Marvell and the M logo are registered trademarks of Marvell and/or its affiliates in the United States and/or elsewhere. Other names and brands may be claimed as the property of others.

Investor Contacts:

Marvell Investor Relations:

Ashish Saran

408-222-0777

ir@Marvell.com

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements with respect to the proposed transaction between Marvell, Inphi and Marvell Technology, Inc. (“MTI”), including statements regarding the anticipated timing of the closing of the transaction. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: the completion of the proposed transaction on anticipated terms and timing or at all, anticipated tax treatment, unforeseen liabilities and other conditions to the completion of the transaction; failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or our ability to integrate the businesses of Marvell and Inphi or due to unexpected costs, liabilities or delays; other factors impacting the semiconductor industry such as supply chain disruptions or component shortages that may impact the production of Marvell or Inphi products or may impact the price of components which in turn may impact margins on any impacted products and any constrained availability from other electronic suppliers impacting Marvell or Inphi customers’ ability to ship their products, which in turn may adversely impact sales to those customers; our ability to obtain or consummate financing or any refinancing related to the transactions upon acceptable terms or at all; risks related to the incurrence of indebtedness in connection with the transaction; litigation relating to the proposed transaction instituted against Marvell and Inphi and their respective directors or officers; the risk that disruptions from the proposed transaction will harm Marvell’s or Inphi’s business, including current plans and operations; the ability of Marvell or Inphi to retain and hire key personnel; our ability to protect our intellectual property; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; risks relating to the value of the shares to be issued in the transaction; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; the impact of public health crises, such as pandemics (including the coronavirus (“COVID-19”) pandemic) and epidemics and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets; risks related to the impact on Marvell’s and Inphi’s business of the COVID-19 pandemic, which have impacted, and may continue to impact, Marvell’s and Inphi’s workforce and operations and the transportation and manufacturing of Marvell’s and Inphi’s products; risks related to the impact of the COVID-19 pandemic, which have impacted, and may continue to impact the operations of Marvell’s and Inphi’s customers, distributors, vendors, suppliers, and partners; increased disruption and volatility in the capital markets and credit markets as a result of the COVID-19 pandemic, which could adversely affect Marvell’s and Inphi’s liquidity and capital resources; the impact of the COVID-19 pandemic, or other future pandemics, on the U.S. and global economies; disruptions caused by the COVID-19 pandemic resulting in worker absenteeism, quarantines and restrictions on Marvell’s and Inphi’s employees’ ability to work, innovate, collaborate, and travel; the effects that the current credit and market conditions caused by, or resulting from, the COVID-19 pandemic could have on the liquidity and financial condition of Marvell’s or Inphi’s customers and suppliers, including any impact on their ability to meet their contractual obligations; legislative, regulatory and economic developments affecting Marvell’s or Inphi’s businesses; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which Marvell, MTI and Inphi operate; potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Marvell’s and/or Inphi’s financial performance; restrictions during the pendency of the proposed transaction that may impact Marvell’s or Inphi’s ability to pursue certain business opportunities or strategic transactions; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Marvell’s and Inphi’s response to any of the aforementioned factors; the risk of downturns in the highly cyclical semiconductor industry; and the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect Marvell’s business described in the “Risk Factors” section of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Marvell from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Marvell assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Marvell gives no assurance that Marvell will achieve its expectations.